TEMPORARY EXTENSION AGREEMENT

THIS TEMPORARY EXTENSION AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2009 (the “Effective Date”), by and among

(a)	NNN CHASE TOWER REO, LP, a Texas limited partnership, NNN OF8 CHASE TOWER REO, LP, a Texas limited partnership, ERG CHASE TOWER, LP, a Texas limited partnership (collectively, the “Initial Senior Borrower”), and NNN VF CHASE TOWER REO, LP, a Texas limited partnership (the “Additional Senior Borrower”, and together with the Initial Senior Borrower, collectively, “Senior Borrower”),

(b)	NNN CHASE TOWER, LLC, a Delaware limited liability company, NNN CHASE TOWER MEMBER, LLC, a Delaware limited liability company, NNN OF8 CHASE TOWER, LLC, a Delaware limited liability company, NNN OF8 CHASE TOWER MEMBER, LLC, a Delaware limited liability company, NNN-ERG CHASE TOWER GP I, LLC, a Delaware limited liability company, and ERG CHASE TOWER LIMITED I, LP, a Texas limited partnership (collectively, “Initial Mezzanine Borrower”), NNN VF Chase Tower, LLC, a Delaware limited liability company, and NNN VF Chase Tower Member, LLC, a Delaware limited liability company (collectively, “Additional Mezzanine Borrower”, and together with the Initial Mezzanine Borrower, collectively, the “Mezzanine Borrower”),

(c)	PSP/MRC DEBT PORTFOLIO S-1, L.P., successor-in-interest to MMA Realty Capital, LLC (“Senior Lender”), and

(d)	TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC, a Delaware limited liability company (“Mezzanine Lender”).

1. RECITALS.

1.1 Initial Senior Borrower and Senior Lender entered into that certain Loan Agreement, dated as of June 20, 2006 (the “Initial Senior Loan Agreement”), as amended by that certain Consent and Assumption Agreement and First Amendment to Loan Documents, dated as of July 3, 2006, by and among Senior Lender and Initial Senior Borrower, and Additional Senior Borrower (“Senior Amendment”, and together with the Initial Senior Loan Agreement, as the same may be amended by this Agreement, collectively, the “Senior Loan Agreement”), in connection with that certain senior loan facility in the amount of $58,000,000.00 (the “Senior Loan”). The Senior Loan is evidenced by, among other things, the Senior Loan Agreement and the other Loan Documents (as such term is defined in the Senior Loan Agreement, collectively, the “Senior Loan Documents”).

1.2 Initial Mezzanine Borrower and Mezzanine Lender entered into that certain Mezzanine Loan Agreement, dated as of June 20, 2006 (the “Initial Mezzanine Loan Agreement”). The Initial Mezzanine Loan Agreement was amended by that certain Consent and Assumption Agreement and First Amendment to Loan Documents, dated as of July 3, 2006, between Mezzanine Borrower and Mezzanine Lender (the “Mezzanine Amendment”, and together with the Initial Mezzanine Loan Agreement, as the same may be amended by this Agreement, collectively, the “Mezzanine Loan Agreement”), in connection with that certain mezzanine loan facility in the amount of $11,000,000.00 (the “Mezzanine Loan”). The Mezzanine Loan is evidenced by, among other things, the Mezzanine Loan Agreement and the other Loan Documents (as such term is defined in the Mezzanine Loan Agreement, collectively, the “Mezzanine Loan Documents”)

1.3 The initial maturity date of the Senior Loan is June 30, 2009. The initial maturity date of the Mezzanine Loan is June 30, 2009.

1.4 NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, Senior Borrower, Mezzanine Borrower, Senior Lender and Mezzanine Lender hereby agree as follows.

2. EXTENSION OF MATURITY DATES.

2.1 Senior Loan. The maturity date of the Senior Loan is hereby extended to July 10, 2009.

2.2 Mezzanine Loan. The maturity date of the Mezzanine Loan is hereby extended to July 10, 2009.

3.	INTEREST PAYMENTS.

3.1 Senior Borrower shall pay to Senior Lender the monthly interest payment due July 1, 2009 pursuant to the Senior Loan Documents (the “July Senior Debt Service”) without default interest or penalty.

3.2 Mezzanine Borrower shall pay to Mezzanine Lender the monthly interest payment due July 1, 2009 pursuant to the Mezzanine Loan Documents (the “July Mezzanine Debt Service”) without default interest or penalty

4.	NO DISTRIBUTIONS.

4.1 Notwithstanding anything to the contrary contained in the Senior Loan Documents and/or the Mezzanine Loan Documents, neither Senior Borrower nor Mezzanine Borrower shall make any distributions to any of its members, partners or shareholders from the Effective Date through July 10, 2009 other than a distribution by Senior Borrower to Mezzanine Borrower in the amount necessary to pay the July Mezzanine Debt Service per Section 3.2 above.

5. NO CHANGE OF POSITION. The parties hereto acknowledge that the purpose of this Temporary Extension Agreement is to provide a 10-day period for the parties to attempt to reach a mutually satisfactory resolution to the issues that presently exist between the parties. In that regard, all rights, privileges and remedies which would be available to each party hereto shall be preserved such that if no permanent agreement is reached by July 10, 2009, then each party shall be in the same relative position as existed on June 30, 2009.

6.	COSTS AND FEES.

6.1 Senior Borrower acknowledges its obligations to reimburse Senior Lender for all costs and fees incurred by Senior Lender in connection with the Senior Loan, including costs and fees incurred in connection with this Agreement, and Senior Borrower acknowledges its existing obligation pursuant to the Senior Loan Documents to reimburse Senior Lender on demand for such costs and expenses.

6.2 Mezzanine Borrower acknowledges its obligations to reimburse Mezzanine Lender for all costs and fees incurred by Mezzanine Lender in connection with the Mezzanine Loan, including costs and fees incurred in connection with this Agreement, and Mezzanine Borrower acknowledges its existing obligation pursuant to the Mezzanine Loan Documents to reimburse Mezzanine Lender on demand for such costs and expenses.

7. MISCELLANEOUS.

7.1 Except as expressly set forth herein, the covenants, acknowledgments, representations, warranties, waivers, releases, agreements and obligations of the parties hereto shall survive the consummation of the transactions contemplated by this Agreement.

7.2 Whenever in this Agreement any party is named or referred to, the successors, successors-in-title and assigns of such party shall be included, and all covenants and agreements contained in this Agreement shall bind and inure to the benefit of their respective successors, successors-in-title and assigns, whether so expressed or not.

7.3 This Agreement shall be construed and enforced in accordance with and governed by the internal laws (as opposed to conflicts of law provisions) of the State of Texas.

7.4 Titles or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof.

7.5 Time is of the essence of this Agreement.

7.6 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by signature delivered by facsimile transmission or email scan.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, by and through their duly authorized officers, have executed this Agreement under seal as of the day and year first above written.

SENIOR LENDER:	MEZZANINE LENDER:

PSP/MRC DEBT PORTFOLIO S-1, L.P.,
successor in interest to MMA Realty
Capital, LLC
By: Morrison Grove Capital Advisors, its
general partners
By: /s/ James C. Barden, Jr.
Name: James C. Barden, Jr.
Its: Manager
TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC, a Delaware limited liability company By: /s/ Mark K. Witt Name: Mark K. Witt Its: Managing Director

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SENIOR BORROWER:

NNN CHASE TOWER REO, LP,
a Texas limited partnership
By: NNN CHASE TOWER, LLC,
a Delaware limited liability company,
its general partner
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN OF8 CHASE TOWER REO, LP,
a Texas limited partnership
 By: NNN OF8 CHASE TOWER, LLC,
a Delaware limited liability company,
its general partner
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

ERG CHASE TOWER, LP, a Texas
limited partnership
By: NNN-ERG CHASE TOWER GP I, LLC,
a Delaware limited liability company,
its general partner
 By: /s/ David L. Roberts
Name: David L. Roberts
Its: Chief Financial Officer
NNN VF CHASE TOWER REO, LP,
a Texas limited partnership
 By: NNN VF CHASE TOWER, LLC,
a Delaware limited liability company,
its general partners
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

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MEZZANINE BORROWER:

NNN CHASE TOWER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN CHASE TOWER MEMBER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN OF 8 CHASE TOWER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN OF 8 CHASE TOWER MEMBER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

MEZZZANINE BORROWER (continued):

NNN-ERG CHASE TOWER GP I, LLC,	ERG CHASE TOWER LIMITED I, LP,
a Delaware limited liability company By: /s/ David L. Roberts Name: David L. Roberts Its: Chief Financial Officer	a Texas limited partnership By: NNN-ERG Chase Tower GP II, LLC, a Delaware limited liability company, its general partner By: /s/ David L. Roberts Name: David L. Roberts Its: Chief Financial Officer
NNN VF CHASE TOWER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer
NNN VF CHASE TOWER MEMBER, LLC,
a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
formerly known as Triple Net
Properties, LLC, a Virginia limited
liability company, its Vice President
By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer